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                                                                     Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

The Sponsor, Trustee and Unitholders of Equity Focus Trusts - Theme Investing
  Portfolio Series II:



We consent to the use of our report dated April 21, 1999, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.



                                                /s/ KPMG
                                                KPMG LLP

New York, New York
April 21, 1999